UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 14, 2011

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2300 Carillon Point Kirkland, Washington	98033
(Address of Principal Executive Offices)	(Zip Code)

(425) 278-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

ICO Global Communications (Holdings) Limited (the “Company”) held its annual meeting of stockholders on June 14, 2011. At the meeting, our stockholders (i) elected the persons listed below to serve as directors of the Company, (ii) approved an advisory (non-binding) resolution on executive compensation, (iii) conducted an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation, and (iv) ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditor for the fiscal year ending December 31, 2011. Set forth below are the voting results for these proposals:

Proposal 1 – Election of Directors.

Director Nominee	For	Withheld	Broker Non-Votes
Richard P. Emerson	651,087,262	780,975	17,250,276
Richard P. Fox	651,082,895	785,342	17,250,276
Nicolas Kauser	651,012,784	855,453	17,250,276
Craig O. McCaw	589,193,177	62,675,060	17,250,276
R. Gerard Salemme	641,356,359	10,511,878	17,250,276
Stuart M. Sloan	651,082,895	785,342	17,250,276
H. Brian Thompson	650,804,520	1,063,717	17,250,276
Benjamin G. Wolff	641,356,414	10,511,823	17,250,276

Proposal 2 – Approval of an advisory (non-binding) resolution on executive compensation.

For	Against	Abstain
603,615,369	48,177,779	75,089

Proposal 3 – Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation, as required by section 14A(a)(2) of the Securities Exchange Act of 1934 (15 U.S.C. 78n-1) and §240.14a-21(b).

1 Year	2 Years	3 Years	Abstain
649,215,247	15,864	2,580,385	56,741

The Board of Directors of the Company (the “Board”), at its meeting on June 14, 2011, accepted the recommendation of the stockholders and voted to conduct future advisory votes on executive compensation every year.

Proposal 4 – Ratification of the selection of the independent registered public accounting firm of Deloitte & Touche LLP as independent auditor of the Company for its fiscal year ending December 31, 2011.

For	Against	Abstain
669,066,847	9,806	41,860

Upon the recommendation of the Board, the holders of a majority of the votes entitled to be cast by the holders of the Company’s Class A Common Stock and Class B Common Stock approved, by written consent on June 15, 2011, an amendment to the Restated Certificate of Incorporation of the Company (the “Amendment”). The Amendment changes the name of the Company to “Pendrell Corporation.” A preliminary information statement on Schedule 14C has been filed with the Securities and Exchange Commission in accordance with Regulation 14C promulgated under the Securities Exchange Act of 1934. We anticipate that a definitive information statement on Schedule 14C will be sent to all stockholders of record, as of the record date of April 18, 2011, on or about June 27, 2011. At least twenty days thereafter, the Company will file the Amendment with the Delaware Secretary of State, at which time the name change will become effective.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Registrant)

	By:	/s/ Timothy M. Dozois
June 16, 2011		Timothy M. Dozois General Counsel and Acting Secretary